EXECUTION VERSION
Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
          Registration Rights Agreement, dated as of March 4, 2008, by and among Westmoreland Coal Company, a Delaware corporation (“Company”), and the stockholders signatories hereto.
W I T N E S S E T H :
          WHEREAS, this Agreement is being entered into in connection with the Note Purchase Agreement dated as of March 4, 2008 (the “Note Purchase Agreement”), between the Company and Tontine Capital Partners, L.P. and certain of its affiliates (collectively, “Tontine”));
          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:
          1. Definitions. Unless otherwise defined herein, capitalized terms used herein and in the recitals above shall have the following meanings:
          “Additional Holders” shall mean (a) any Affiliate of any Holder who acquires Common Stock or Other Securities and (b) the Permitted Assignees of Registrable Securities who, from time to time, acquire Registrable Securities from a Holder or Holders and own Registrable Securities at the relevant time, agree to be bound by the terms hereof and become Holders for purposes of this Agreement.
          “Affiliate” of a Person shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such other Person. For purposes of this definition, “control” shall mean the ability of one Person to direct the management and policies of another Person.
          “Agreement” shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.
          “Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.
          “Closing Date” shall have the meaning assigned to such term in the Note Purchase Agreement.
          “Commission” shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.
          “Common Stock” shall mean the shares of common stock, $2.50 par value per share, of Company, as adjusted to reflect any merger, consolidation, recapitalization,

reclassification, split-up, stock dividend, rights offering or reverse stock split made, declared or effected with respect to the Common Stock.
          “Company” shall have the meaning assigned to such term in the preamble.
          “Demand Registration” shall have the meaning assigned to such term in Section 2(b) hereof.
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
          “Holder” shall mean (i) any Person who owns Registrable Securities at the relevant time and is a party to this Agreement or (ii) any Additional Holder.
          “Majority Holders” shall mean Holders holding at the time, shares of Registrable Securities representing more than 50% of the then outstanding Registrable Securities.
          “Note Purchase Agreement” shall have the meaning assigned to such term in the recitals.
          “Permitted Assignee” shall mean (a) any Affiliate of any Holder who acquires Registrable Securities from such Holder, or its Affiliates, or (b) any other Person who acquires any Registrable Securities of any Holder or Holders who is designated as a Permitted Assignee by such Holder in a written notice to Company; provided, however, that the rights of any Person designated as a Permitted Assignee referred to in the foregoing clause (b) shall be limited if, and to the extent, provided in such notice.
          “Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.
          “Registrable Securities” shall mean the Common Stock of Company owned by the Holders as of the date hereof or at any time in the future, including upon conversion of the notes issued pursuant to the Note Purchase Agreement; and, if as a result of any reclassification, stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, sale of all or substantially all of the assets of Company or other reorganization or other transaction or event, any capital stock, evidence of indebtedness, warrants, options, rights or other securities (collectively “Other Securities”) are issued or transferred to a Holder in respect of Registrable Securities held by the Holder, references herein to Registrable Securities shall be deemed to include such Other Securities. Shares of Common Stock and Other Securities that are Registrable Securities shall cease to be Registrable Securities at such time as they become eligible for sale pursuant to Rule 144(b)(i)(1) under the Securities Act.
          “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.
          “Shelf Registration” means a registration effected pursuant to Section 2(a) hereof.
          “Shelf Registration Statement” means a “shelf” registration statement of Company relating to a “shelf” offering in accordance with Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission, pursuant to the provisions of Section 2(a) hereof which covers all of the Registrable Securities held by the Holders, on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
          2. Required Registration.
               (a) Company shall use its reasonable best efforts to cause a Shelf Registration Statement to be filed and declared effective by the Commission as soon as practicable following the earlier of (i) such time as the Company is eligible to register its securities on Form S-3 and (ii) thirteen (13) months after the Closing Date. Each Holder as to which any Shelf Registration is being effected agrees to furnish to Company all information with respect to such Holder necessary to make any information previously furnished to Company by such Holder not misleading. Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective for as long as any Holder holds Registrable Securities. Company further agrees, if necessary, to promptly supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission. In addition, after the Commission has declared a Shelf Registration Statement effective, so long as such Shelf Registration Statement is effective and until such time as the Shelf Registration Statement is a registration statement on Form S-3 (or any successor thereto), (A) the Company shall promptly file with the Commission any amendment or supplement to the Shelf Registration Statement as required by the Securities Act and Exchange Act and the policies, rules and regulations of the Commission, as announced from time to time, in order to keep the Shelf Registration Statement effective after each filing by the Company with the Commission pursuant to the Exchange Act, and (B) no Holder may sell any Common Stock pursuant to the Shelf Registration Statement until the Commission has declared effective the Shelf Registration Statement, as amended.

               (b) At any time following the Closing Date when the Shelf Registration Statement covering all Registrable Securities is not effective and after receipt of a written request from the Holders of Registrable Securities requesting that Company effect a registration under the Securities Act covering at least 10% of the Registrable Securities outstanding as of the Closing Date (a “Demand Registration”), and specifying the intended method or methods of disposition thereof, Company shall promptly notify all Holders in writing of the receipt of such request and each such Holder, in lieu of exercising its rights under Section 3 may elect (by written notice sent to Company within 10 Business Days from the date of such Holder’s receipt of the aforementioned Company’s notice) to have Registrable Securities included in such Demand Registration thereof pursuant to this Section 2(b). Thereupon Company shall, as expeditiously as is possible, use its reasonable best efforts to effect the registration under the Securities Act of all shares of Registrable Securities which Company has been so requested to register by such Holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; provided, however, that Company shall not be required to effect more than two (2) registrations of any Registrable Securities pursuant to this Section 2, unless Company shall be eligible at any time to file a registration statement on Form S-3 (or other comparable short form) under the Securities Act, in which event there shall be no limit on the number of such registrations pursuant to this Section 2.
               (c) A registration will not count as a Demand Registration until it has become effective (unless the requesting Holders withdraw all their Registrable Securities and Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration unless the requesting Holders pay all registration expense in connection with such withdrawn registration); provided, however, that if, after it has become effective, an offering of Registrable Securities pursuant to a registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court or is withdrawn because of any development affecting Company, such registration will be deemed not to have been effected and will not count as a Demand Registration.
               (d) If the managing underwriter of a Demand Registration shall advise Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the Demand Registration would materially and adversely affect the distribution of such Registrable Securities, then all selling Holders shall reduce the amount of Registrable Securities each intended to distribute through such offering on a pro-rata basis.
          3. Incidental Registration. If Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the “demanding security holders”) a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of Company pursuant to any employee benefit plan, respectively) for the general registration of securities, it will give written notice to all Holders at least 20 days before the initial filing with the Commission of such registration statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such Holders may request.
          Each Holder desiring to have Registrable Securities registered under this Section 3 shall advise Company in writing within ten (10) Business Days after the date of receipt of such offer from Company, setting forth the amount of such Registrable Securities for which registration is requested. Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its reasonable best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Company or such demanding security holder would materially and adversely affect the distribution of such securities by Company or such demanding security holder, then all selling security holders (including the demanding security holder who initially requested such registration) shall reduce the amount of securities each intended to distribute through such offering on a pro-rata basis. Except as otherwise provided in Section 5, all expenses of such registration shall be borne by Company.
          4. Registration Procedures. If Company is required by the provisions of Section 2 or 3 to use its reasonable best efforts to effect the registration of any of its securities under the Securities Act, Company will, as expeditiously as possible:
               (a) prepare and file with the Commission a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed one hundred eighty (180) days (other than the Shelf Registration Statement which shall be kept effective for such period as provided in Section 2(a));
               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of one hundred eighty (180) days (other than the Shelf Registration Statement which shall be kept effective for such period as provided in Section 2(a));
               (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;
               (d) use its reasonable best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as each holder of such securities shall request (provided, however, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such registration statement;
               (e) promptly notify each Holder whose Registrable Securities are intended to be covered by such registration statement and each underwriter and, if requested by any such Person, confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose, (iii) any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information; and (iv) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as reasonably practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the time period during which such registration statement is required to remain effective shall be extended for the time period during which such prospectus is so suspended;
               (f) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holder making such request and, if such accountants refuse to deliver such letter to such Holder, then to Company, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such Holder shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as such Holders may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Holders of a majority of the Registrable Securities being so registered may reasonably request;
               (g) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and
               (h) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first full month of the Company’s fiscal quarter commencing after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.
          It shall be a condition precedent to the obligation of Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Holder that such Holder shall furnish to Company such information regarding the securities held by such Holder and the intended method of disposition thereof as Company shall reasonably request and as shall be required in connection with the action taken by Company.
          Each Holder agrees that, upon receipt of any notice from Company of the happening of any event of the kind described in Section 4(e)(iv), such Holder shall immediately discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(e)(iv).
          5. Expenses. All expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with any stock exchange), printing expenses, fees and disbursements of counsel for Company, the reasonable fees and reasonable expenses of one counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction pursuant to Section 4(d), shall be paid by Company, except that:
               (a) all such expenses in connection with any amendment or supplement to the registration statement or prospectus filed more than one hundred eighty (180) days after the effective date of such registration statement because any Holder has not effected the disposition of the securities requested to be registered shall be paid by such Holder, other than with respect to the Shelf Registration; and
               (b) Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such Holder.
          6. Indemnification and Contribution.
               (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Company shall indemnify and hold harmless to the fullest extent permitted by law the Holder of such Registrable Securities, such Holder’s directors and officers, and each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who controls such Holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by such Holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such Holder specifically for use therein or (in the case of any registration pursuant to Section 2) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such Holder.

               (b) Each Holder, by acceptance hereof, agrees to indemnify and hold harmless to the fullest extent permitted by law Company, its directors and officers and each other person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information provided in writing to Company by such Holder specifically for use in the following documents and contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto. Notwithstanding the provisions of this paragraph (b) or paragraph (d) below, no Holder shall be required to indemnify any person pursuant to this Section 6 or to contribute pursuant to paragraph (d) below in an amount in excess of the amount of the aggregate net proceeds received by such Holder in connection with any such registration under the Securities Act.
               (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person, except to the extent the indemnifying party is actually prejudiced thereby) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the indemnified party or (ii) the indemnified party otherwise consents in writing, which consent shall not be unreasonably withheld or delayed. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

               (d) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.
          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro-rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          7. Certain Limitations on Registration Rights. Notwithstanding the other provisions of this Agreement:
               (a) Company shall not be obligated to register the Registrable Securities of any Holder if, in the opinion of counsel to Company reasonably satisfactory to the Holder and its counsel (or, if the Holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of such Holder’s Registrable Securities, in the manner proposed by such Holder (or by such investment banking firm), may be effected without registering such Registrable Securities under the Securities Act.
               (b) Company shall not be obligated to register the Registrable Securities of any Holder pursuant to Section 2 if Company has had a registration statement, under which such Holder had a right to have its Registrable Securities included pursuant to Section 2 or 3, declared effective within six (6) months prior to the date of the request pursuant to Section 2; provided, however, that if any Holder elected to have shares of its Registrable Securities included under such registration statement but some or all of such shares were excluded pursuant to the penultimate sentence of Section 3, then such six (6) month period shall be reduced to three (3) months.

               (c) Company shall have the right to delay the filing or effectiveness of a registration statement required pursuant to Section 2 hereof during one or more periods aggregating not more than ninety (90) days in any twelve (12) month period in the event that (i) Company would, in accordance with the advice of its counsel, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the judgment of Company’s board of directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect any existing or prospective material business situation, transaction or negotiation or otherwise materially and adversely affect Company.
               (d) In the event that, in the judgment of Company, it is advisable to suspend use of a prospectus included in a registration statement filed pursuant to this Agreement, due to pending material developments or other events that have not yet been publicly disclosed and as to which (i) Company would, in accordance with the advice of its counsel, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the judgment of Company’s board of directors, there is a reasonable likelihood that such disclosure would materially and adversely affect any existing or prospective material business situation, transaction or negotiation or otherwise materially and adversely affect Company, then Company shall notify all Holders to such effect, and, upon receipt of such notice, each such Holder shall immediately discontinue any sales of Registrable Securities pursuant to such registration statement until such Holder has received copies of a supplemented or amended prospectus or until such Holder is advised in writing by Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, Company shall not exercise its rights under this Section 7(d) to suspend sales of Registrable Securities for a period or periods aggregating more than ninety (90) days in any twelve (12) month period.
               (e) If an employee of Tontine or an employee of an Affiliate of Tontine (other than Company) serves as a member of, or observer to, Company’s board of directors, Tontine and its Affiliates shall not be permitted to sell any Registrable Securities during such periods that Company has sent written notice to Tontine and written or electronic notice to Company’s Affiliates and directors prohibiting them from selling securities of Company due to material non-public information being available to such parties. Any registration statement in effect during any such “blackout” period which was filed pursuant to Section 2 hereof shall be extended for such number of days as Tontine and its Affiliates are not permitted to sell Registrable Securities pursuant to this Section 7(e).
               (f) If at any time the Commission takes the position that some or all of the Registrable Securities may not be included in a registration statement because (i) the inclusion of such Registrable Securities violates the provisions of Rule 415 under the Securities Act as a result of the number of shares included in such registration statement, (ii) the Registrable Securities cannot be sold as an “at the market offering,”

and/or (iii) the Registrable Securities may not be sold on a delayed or continuous basis under Rule 415, the Company shall (A) remove from the registration statement such portion of the Registrable Securities and/or (B) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415.
          8. Selection of Managing Underwriters. The managing underwriter or underwriters for any offering of Registrable Securities to be registered pursuant to Section 2 shall be selected by the Holders of a majority of the Registrable Securities being so registered and shall be reasonably acceptable to Company.
          9. Interpretive Matters. Unless otherwise expressly provided or the context otherwise requires, for purposes of this Agreement the following rules of interpretation apply:
               (a) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period is excluded. If the last day of such period is a non-Business Day, the period in question ends on the next succeeding Business Day.
               (b) Any reference in this Agreement to gender includes all genders, and words imparting the singular number also include the plural and vice versa.
               (c) All references in this Agreement to any “Article,” or “Section,” are to the corresponding Article or Section of this Agreement.
               (d) The words “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.
               (e) The word “including” or any variation thereof means “including, but not limited to,” and does not limit any general statement that it follows to the specific or similar items or matters immediately following it.
          10. Miscellaneous.
               (a) No Inconsistent Agreements. Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.
               (b) Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.
               (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless Company has obtained the written consent of the Majority Holders.
               (d) Notice Generally. All notices, demands, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (i) on the date delivered if delivered by telecopy or in person, (ii) on the third (3rd) Business Day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (iii) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:
               (i) If to any Holder, at its last known address appearing on the books of Company maintained for such purpose.
(ii)	If to Company, at:

Westmoreland Coal Company 2 North Cascade Avenue, 14th Floor Colorado Springs, Colorado 80903 Attention: General Counsel Telecopy No.: (719) 448-8097

With a copy to:

WilmerHale 1875 Pennsylvania Avenue NW Washington, DC 20006 Attention: Michael J. Levitin Telecopy No.: (202) 663-6363
or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three Business Days after the same shall have been deposited in the United States mail.

               (e) Rule 144. So long as Company is subject to the reporting requirements under the Exchange Act, it shall comply with such requirements so as to permit sales of Registrable Securities by the holders thereof pursuant to Rule 144 under the Securities Act.
               (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto including any person to whom Registrable Securities are transferred and becomes an Additional Holder in accordance with this Agreement.
               (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
               (h) Governing Law; Jurisdiction; Jury Waiver. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 10(d) hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights hereunder.
               (i) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
               (j) Entire Agreement. This Agreement represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.
               (k) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
               (l) Termination. Company’s obligations under this Agreement shall cease with respect to any Person when such Person ceases to be a Holder. Notwithstanding the foregoing, Company’s obligations under Section 5 and Section 6 shall survive in accordance with their terms.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

WESTMORELAND COAL COMPANY
By:	/s/ Keith E. Alessi
	Name:	Keith E. Alessi
	Title:	Chief Executive Officer and President
Signature Page to Registration Rights Agreement

TONTINE CAPITAL PARTNERS, L.P.
By:	TONTINE CAPITAL MANAGEMENT, L.L.C.,
its general partner

	By:	/s/ Jeffrey L. Gendell
		Name:	Jeffrey L. Gendell
		Title:	Managing Member

TONTINE PARTNERS, L.P.
By:	TONTINE MANAGEMENT, L.L.C.,
its general partner

	By:	/s/ Jeffrey L. Gendell
		Name:	Jeffrey L. Gendell
		Title:	Managing Member

TONTINE OVERSEAS ASSOCIATES, L.L.C., as investment manager to Tontine Overseas Fund, Ltd. and certain separately managed accounts
By:	/s/ Jeffrey L. Gendell
	Name:	Jeffrey L. Gendell
	Title:	Managing Member

TONTINE CAPITAL MANAGEMENT, L.L.C.
By:	/s/ Jeffrey L. Gendell
	Name:	Jeffrey L. Gendell
	Title:	Managing Member

/s/ Jeffrey L. Gendell
Jeffrey L. Gendell, as an individual

Signature Page to Registration Rights Agreement

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